                                                                 Exhibit 23


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 34-1838462) pertaining to the 1996 Stock Option Plan for Officers and Employees of Brantley Capital Corporation of our report dated March 18, 1997, with respect to the consolidated financial statements of Brantley Capital Corporation included in Form 10-K for the period ended December 31, 1996.


                                                  /s/ ERNST & YOUNG LLP



Cleveland, Ohio
March 21, 1997